SUPPLEMENT DATED DECEMBER 30, 2004

TO

PROSPECTUS DATED APRIL 30, 2004, AS AMENDED

JULY 27, 2004, AND SEPTEMBER 7, 2004

SUN LIFE FINANCIAL MASTERS FLEX NY

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     Effective March 5, 2005, seven new Funds will be added to the above-captioned prospectus ("Prospectus"). The new Funds will only be available to Owners who purchase their Contracts through Bank of America representatives. As a result of the addition of the new Funds, the Prospectus is amended and supplemented as follows:

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1.	The list of the available investment options appearing on the cover page of the Prospectus is supplemented by the addition of the following Funds and corresponding investment management disclosure:
Large-Cap Growth Equity Funds	Small-Cap Value Equity Funds
Nations Marsico 21st Century Portfolio*	Colonial Small Cap Value, Variable Series - Class B*
Nations Marsico Growth Portfolio*	Small-Cap Growth Equity Funds
Nations Marsico International Opportunity Portfolio*	Wanger US Smaller Companies, Variable Series*
Mid-Cap Growth Equity Funds	Money Market Funds
Wanger Select, Variable Series*	Sun Capital Money Market Fund - S Class*+

* Available only to Owners who purchase their Contracts through Bank of America representatives.

+ For Owners who purchase their Contracts through Bank of America representatives, the Sun Capital Money Market Fund replaces the MFS/Sun Life Money Market Fund.

Bank of America Capital Management, LLC, advises and Marsico Capital Management, LLC, sub-advises the Nations Marsico Portfolios. Columbia Management Advisors, Inc., advises Colonial Small Cap Value Fund. Columbia Wanger Asset Management, L. P., advises Wanger U.S, Smaller Companies and Wanger Select.

2.	The table describing the "Total Annual Fund Operating Expenses" is hereby amended as follows:

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.65%	23.69%
*	The expenses shown are for the year ended December 31, 2003, and do not reflect any fee waiver or expense reimbursement.

**

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2005. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and contractual expense reimbursement arrangements are taken into consideration are 0.65% to 1.50%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

3.	The tables disclosing actual contract costs under the heading "EXAMPLE" are amended as follows:

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$2,902	$5,930	$7,706	$10,026
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$2,353	$5,660	$7,706	$10,026

     Effective immediately, the section entitled "Short-Term Trading" is revised and rewritten as follows:

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
o	when a new broker of record is designated for the Contract;

o	when the Participant changes;

o	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

o	when necessary in our view to avoid hardship to a Participant;

o	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.